Exhibit 99.5
                                  ------------
                CSC Computational Materials dated March 17, 2005




CWABS 2005-2

Assumptions
-----------
12-mo Recovery Lag.
Trigger Failing.
Run to Maturity.
100% Servicer Advance.
Defaults on Top of Prepayment.


              M4
                                 -------------------------------------------------------------------------------------------------
                                 Forward LIBOR                                    Forward LIBOR + 200bp
                                 -------------------------------------------------------------------------------------------------
                                 Break CDR        Collat Cum Loss           WAL   Break CDR       Collat Cum Loss           WAL
----------------------------------------------------------------------------------------------------------------------------------

40% Severity            100% PPC      10.43     117,063,842.14 (9.76%)     8.17     7.38        87,391,576.34 (7.28%)      8.79
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC      11.01     194,152,358.14 (16.18%)   13.50     7.68       151,773,091.34 (12.65%)    12.81
----------------------------------------------------------------------------------------------------------------------------------
50% Severity            100% PPC       8.24     120,067,789.10 (10.01%)    8.56     5.84        88,920,625.75 (7.41%)      9.10
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC       8.79     208,461,435.00 (17.37%)   14.59     6.12       160,097,449.31 (13.34%)    13.26
----------------------------------------------------------------------------------------------------------------------------------
60% Severity            100% PPC       6.81     122,173,890.99 (10.18%)    8.84     4.84        90,117,265.92 (7.51%)      9.34
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC       7.31     219,120,209.96 (18.26%)   15.37     5.08       165,986,906.17 (13.83%)    13.67
----------------------------------------------------------------------------------------------------------------------------------


              M7
                                 -------------------------------------------------------------------------------------------------
                                 Forward LIBOR                                    Forward LIBOR + 200bp
                                 -------------------------------------------------------------------------------------------------
                                 Break CDR        Collat Cum Loss           WAL   Break CDR       Collat Cum Loss           WAL
----------------------------------------------------------------------------------------------------------------------------------
40% Severity            100% PPC       7.22      85,713,059.32 (7.14%)    13.21     4.19        52,664,166.70 (4.39%)     12.29
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC       8.34     160,705,640.03 (13.39%)   14.49     4.34        97,371,342.20 (8.11%)     16.37
----------------------------------------------------------------------------------------------------------------------------------
50% Severity            100% PPC       5.77      87,933,959.23 (7.33%)    13.64     3.35        53,504,675.32 (4.46%)     12.47
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC       6.69     170,930,155.81 (14.24%)   14.83     3.46       100,607,899.72 (8.38%)     17.09
----------------------------------------------------------------------------------------------------------------------------------
60% Severity            100% PPC       4.81      89,570,999.34 (7.46%)    14.16     2.79        54,071,480.62 (4.51%)     12.55
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC       5.58     178,364,718.34 (14.86%)   15.51     2.89       103,297,624.09 (8.61%)     17.41
----------------------------------------------------------------------------------------------------------------------------------








             MF7
                                 -------------------------------------------------------------------------------------------------
                                 Forward LIBOR                                    Forward LIBOR + 200bp
                                 -------------------------------------------------------------------------------------------------
                                 Break CDR        Collat Cum Loss           WAL   Break CDR       Collat Cum Loss           WAL
----------------------------------------------------------------------------------------------------------------------------------

40% Severity            100% PPC       5.54      49,598,811.38 (8.27%)    18.35     4.51        41,684,643.31 (6.95%)     18.85
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC       6.55      87,286,513.18 (14.55%)   25.10     4.72        68,817,061.78 (11.47%)    26.18
----------------------------------------------------------------------------------------------------------------------------------
50% Severity            100% PPC       4.38      50,810,802.29 (8.47%)    19.03     3.55        42,287,281.30 (7.05%)     19.31
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC       5.27      93,416,032.55 (15.57%)   25.37     3.79        72,485,769.48 (12.08%)    26.76
----------------------------------------------------------------------------------------------------------------------------------
60% Severity            100% PPC       3.62      51,627,878.10 (8.60%)    19.47     2.93        42,736,593.57 (7.12%)     19.65
                        ----------------------------------------------------------------------------------------------------------
                         50% PPC       4.39      97,636,261.13 (16.27%)   26.52     3.17        75,204,702.02 (12.53%)    27.20
----------------------------------------------------------------------------------------------------------------------------------

